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                           GLOBAL UTILITY FUND, INC.

                         Supplement dated May 25, 2001
                   to the Prospectus dated November 30, 2000
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   The Board of Directors of Global Utility Fund, Inc. (the Fund) has recently approved a proposal to transfer all of the Fund's assets and liabilities to Prudential Utility Fund, a series of Prudential Sector Funds, Inc. Prudential Utility Fund's investment objective is total return through a combination of capital appreciation and current income. If Fund shareholders approve the proposed merger, they will receive Class A, Class B, Class C and Class Z shares of Prudential Utility Fund of equivalent net asset value to their respective Class A, Class B, Class C and Class Z shares in the Fund on the date of the merger. The Fund will cease operations shortly thereafter.

   A shareholder meeting is scheduled to occur in September 2001. If the proposed merger is approved, it is anticipated that the merger will be effected soon after that meeting. More information about the proposed merger will be provided to Fund shareholders in proxy solicitation materials that are expected to be mailed in July 2001.

   Under the terms of the proposal, shareholders of the Fund would become shareholders of Prudential Utility Fund. No sales charges would be imposed on the proposed transfer. The Fund anticipates obtaining an opinion of counsel that the transaction will not result in gain or loss to shareholders of the Fund for federal income tax purposes.

   Effective immediately, the Fund will no longer accept orders to purchase or exchange into its shares of any class, except from (1) Retirement Programs, PruArray Association Benefit Plans and PruArray Savings Programs that are currently Fund shareholders, and successor or related programs and plans, (2) investors who have executed a Letter of Intent related to the Fund prior to May 25, 2001, and (3) current shareholders participating in the Fund's automatic investment plans. In addition, reinvestment of dividends and distributions into shares of the Fund will continue with respect to those Fund shareholders and other Prudential Mutual Fund shareholders that have elected this option. Shareholders also may continue to redeem their Fund shares or exchange their shares for shares of other Prudential Mutual Funds, as described in the Fund's prospectus, prior to the closing of the proposed merger.
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